                                                                   Exhibit 10.58

                                                          CONFIDENTIAL

                      Addendum No. 1 to Market Agreement

     This Addendum No. 1 to Market Agreement (this "Addendum") is made as of August 1, 2000 (the "Effective Date") by and between Stamps.com Inc., a Delaware corporation with offices at 3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405 ("Client") and Cydcor Limited, an Ontario corporation with offices at 155 Gordon Baker Road, Suite 212, Willowdale, Ontario, M2H 3N5 ("Manager").

     WHEREAS, the parties have entered into a Market Agreement dated as of May 15, 2000 (the "Agreement"); and

     WHEREAS, the parties wish to modify and supplement the provisions of such Agreement.

     NOW, THEREFORE, in consideration of the mutual promises set forth below, the parties agree as follows:

     1. Pursuant to Section 8 of the Agreement, the parties agree to extend the Agreement for an additional period of two (2) years from the Effective Date of this Addendum (the "New Term").

     2.   During the New Term, the Payment Schedule attached hereto as Exhibit A
                                                                       ---------
shall apply:

     3. As additional consideration for Manager's commitments hereunder, Client shall deliver to Manager as of the Effective Date of this Addendum, a Warrant Issuance Agreement substantially in the form attached hereto as Exhibit B.
---------

     4. Capitalized terms used but not defined herein shall have the meaning given them in the Agreement.

     5. Except as expressly set forth herein, the terms and conditions of the Agreement shall continue in full force and effect.

     6. This Addendum may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

     7. In the event of a conflict between the Agreement and this Addendum, the terms and conditions of this Addendum shall control.

     IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Addendum, effective as of the Effective Date.

Cydcor Limited                               Stamps.com Inc.

By: /s/ Avie Roth                            By: /s/ Douglas Walner
    ----------------------                       --------------------

Name:  Avie Roth                             Name: Douglas Walner
     ---------------------                       --------------------

Title: Vice President                        Title: SVP, GM
     ---------------------                       --------------------

                                   EXHIBIT A

                               PAYMENT SCHEDULE


                                     *****

----------
[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B